CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	May 03, 2014	Apr. 27, 2013
Redeemable Preferred Shares, par value	$ 0.001	$ 0.001
Redeemable Preferred Shares, shares authorized	5,000	5,000
Redeemable Preferred Shares, shares issued	204	204
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	300,000	300,000
Common stock, shares issued	93,540	92,784
Treasury stock, shares	34,364	34,078